                                                                    Exhibit 23.1


                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Post-Effective Amendment No. 1 to Registration Statement No. 333-44935 of Fiserv, Inc. on Form S-8 to Form S-4 of our reports dated January 30, 1998, appearing in and incorporated by reference in the Annual Report on Form 10-K of Fiserv, Inc. for the year ended December 31, 1997.



/s/  DELOITTE & TOUCHE LLP
Milwaukee, Wisconsin
May 8, 1998